Income Tax	6 Months Ended
Jun. 30, 2022
Deferred tax expense (income) [abstract]
Income Tax

Note 23	Income Tax
As a reminder, in 2021, the income tax liability of the parent company GENFIT SA amounted to €5,051, notably due to the one-time buyback bonus generated during the first half of 2021 by the partial repurchase of the bond debt, and , during the second half of 2021, to the upfront payment received in application of the licensing and partnership agreement with Ipsen signed in December 2021. This amount has been recognized as "other current tax liability" in the consolidated accounts at December 31, 2021. It is of note that we benefited from a reduced tax rate on part of the income from the licensing agreement signed with Ipsen pursuant to Article 238 of the French Tax Code.
We are subject to a tax audit by the French revenue service on our tax returns or operations subject to review on the 2019 and 2020 periods (including the Research Tax Credit claimed for these periods), which started on December 10, 2021 and is still ongoing at the date of this document.

Note 23.1	Losses available for offsetting against future taxable income
At June 30, 2022 and at December 31, 2021, the tax loss carry forwards for the Company amounted to €463,203 and €449,679, respectively.
Such carry forwards can be offset against future taxable profit within a limit of €1.0 million per year plus 50% of the profit exceeding this limit. Remaining unused losses will continue to be carried forward indefinitely.
In 2021, the amount of tax loss carry forwards used to offset taxable profit were €33.7 million

Note 23.2	Deferred tax assets and liabilities
The Group's main sources of deferred tax assets and liabilities at June 30, 2022 are the following:
•Deductible temporary differences:
–related to the OCEANEs: a net deferred tax liability for €2,045 and asset of €1,397, i.e. a net deferred tax liability of €647;
–related to post-employment benefits: a net deferred tax liability of €216, offset by a deferred tax asset of the same amount.
The Company offsets its deferred tax assets and liabilities (1,397 and €2,045, respectively), as permitted by IAS 12, resulting in a net deferred tax liability of €647. The deferred income tax benefit for the period is mainly due to the decrease in the net deferred tax liability over the period.
Other than as it relates to deferred tax assets recognized based on the available deferred tax liabilities, no other deferred tax asset has been recognized as it is not probable that taxable profit will be available to offset deductible temporary differences and tax loss carry forwards.

Breakdown of deferred tax assets & liabilities	As of	Impact on	Impact on the	As of
(in € thousands)	2021/12/31	equity	profit/loss	2022/06/30
Deferred tax liabilities	(2,315)	6	264	(2,045)
Deferred tax assets	1,712	(58)	(257)	1,397
TOTAL	(602)	(52)	7	(647)